UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2021

THUNDER BRIDGE ACQUISITION II, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands*	001-39022	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9912 Georgetown Pike

Suite D203

Great Falls, Virginia 22066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (202) 431-0507

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	THBRU	The NASDAQ Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	THBR	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	THBRW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Auditor Report or Completed Interim Review.

(a)	Subsequent to the issuance of the Thunder Bridge Acquisition II, Ltd. (the “Company”) consolidated financial statements for the years ended December 31, 2020 and 2019, on April 12, 2021, the Staff of the U.S. Securities and Exchange Commission issued public statement “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”). The Statement clarified guidance for all SPAC-related companies regarding the accounting and reporting for their warrants that could result in the warrants issued by SPACs being classified as a liability measured at fair value, with non-cash fair value adjustments recorded in earnings at each reporting period.

On April 30, 2021, the Audit Committee, after consultation with the Company’s management team, concluded that the Company’s audited financial statements for the years ended December 31, 2020 and 2019, its unaudited financial statements for the three and nine months ended September 30, 2020 and 2019, unaudited financial statements for the three and six months ended June 30, 2020 unaudited financial statements for the three months ended March 31, 2020, its unaudited interim financial statements for the periods from February 13, 2019 (date of inception) through June 30, 2019, its audited balance sheet as of February 26, 2019 (collectively, the “Non-Reliance Periods”), as reported in the Company’s Annual Reports on Form 10-K filed on March 10, 20201 and February 24, 2021, Quarterly Reports on Form 10-Q filed on November 13, 2019, May 14, 2020, August 13, 2020 and November 13, 2020, and Current Report on Form 8-K filed on August 19, 2019, should no longer be relied upon based on the facts described below. Similarly, any previously furnished or filed reports, earnings, releases, guidance, investor presentations, or similar communications regarding the Non-Reliance Periods should also not be relied upon.

The Company has determined that the warrants should be accounted for as liabilities measured at fair value, with non-cash fair value adjustments recorded in earnings at each reporting period.

As a result, the Company today is announcing that it will restate its historical financial results for the Non-Reliance Periods to reflect the change in accounting treatment (the “Restatement”). The Company plans to file the Form 10-K/A for the year ended December 31, 2020 to reflect the Restatement subsequent to filing this Form 8-K. The Company’s prior accounting for the warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash.

The Company’s management is also in the process of re-assessing the effectiveness of the Company’s internal control over financial reporting and its disclosure controls and procedures.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02(a) with Grant Thornton LLP, its independent public accounting firm, and Grant Thornton concurred with the statements made under this Item 4.02(a).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUNDER BRIDGE ACQUISITION II, LTD.

	By:	/s/ Gary A. Simanson
Name: Gary A. Simanson
Title: President Chief Executive Officer

Dated: April 30, 2021